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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            -----------------------

                                   FORM 8-K

                            -----------------------

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JUNE 12, 2001
               (DATE OF EARLIEST EVENT REPORTED: JUNE 12, 2001)

                        ENCOMPASS SERVICES CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                        1-13565               76-0535259
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)


      3 GREENWAY PLAZA, SUITE 2000
             HOUSTON, TEXAS                             77046
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 860-0100

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b)  Financial Statements.

        The registrant's unaudited pro forma consolidated statement of operations is filed herewith.

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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENCOMPASS SERVICES CORPORATION

                                By: /s/ Gray H. Muzzy
                                   ---------------------------------------
                                   Gray H. Muzzy
                                   Senior Vice President, General Counsel
                                   and Secretary

Date: June 12, 2001

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                ENCOMPASS SERVICES CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

   On February 22, 2000, the shareholders of Group Maintenance America Corp. ("GroupMAC") and Building One Services Corporation ("Building One") approved the merger of the two companies. In connection with the merger, GroupMAC changed its name to Encompass Services Corporation ("Encompass").

   GroupMAC was the surviving legal entity in the merger. However, for accounting purposes, Building One was deemed to be the acquiror and, accordingly, the merger was accounted for as a "reverse acquisition." Under this method of accounting, Encompass' historical results for periods prior to the merger are the same as Building One's historical results.

   The following Encompass unaudited pro forma consolidated statement of operations is derived from the historical statement of operations of Encompass for the year ended December 31, 2000, which includes the operations of GroupMAC from the date of the merger, and the statement of operations of GroupMAC for the pre-acquisition period from January 1, 2000 through February 21, 2000. The unaudited pro forma consolidated statement of operations gives effect to the merger as if it occurred on January 1, 2000. A pro forma balance sheet is not presented as the merger is included in the historical consolidated balance sheet included in the Encompass Annual Report on Form 10-K for the year ended December 31, 2000.

   The unaudited pro forma consolidated statement of operations is not necessarily indicative of the actual results of operations that would have occurred if the transaction described above had been effective on the date indicated and may not be indicative of results of operations in future periods. The Encompass unaudited pro forma consolidated statement of operations should be read in conjunction with the notes thereto and the historical consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Encompass Annual Report on Form 10-K for the year ended December 31, 2000.

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                ENCOMPASS SERVICES CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
                     (in thousands, except per share data)

                                         GroupMAC      Pro Forma    Pro Forma
                          Encompass   Pre-acquisition Adjustments   Encompass
                          ----------  --------------- -----------   ----------
Revenues................  $4,099,434     $288,005       $    --     $4,387,439
Cost of services (a)....   3,382,605      240,301            --      3,622,906
                          ----------     --------       -------     ----------
  Gross Profit..........     716,829       47,704            --        764,533
Selling, general and
 administrative expenses
 (a)....................     452,319       37,079            --        489,398
Amortization of goodwill
 and other intangible
 assets (a).............      33,599        2,355           331 (b)     36,285
Merger and related
 charges................       7,800           --        (7,800)(c)         --
Costs to exit certain
 activities and related
 costs..................      12,200           --            --         12,200
                          ----------     --------       -------     ----------
  Income from
   operations...........     210,911        8,270         7,469        226,650
Other income (expense):
  Interest expense,
   net..................     (87,242)      (5,765)          769 (d)    (92,238)
  Other, net............        (571)       1,215            --            644
                          ----------     --------       -------     ----------
Income before income tax
 provision..............     123,098        3,720         8,238        135,056
Income tax provision....      59,745        2,963         3,299 (e)     66,007
                          ----------     --------       -------     ----------
Income before
 extraordinary loss.....      63,353          757         4,939         69,049
Extraordinary loss on
 debt settlement, net of
 tax....................      (8,057)          --         8,057 (f)         --
                          ----------     --------       -------     ----------
Net Income..............      55,296          757        12,996         69,049
Less convertible
 preferred stock
 dividends..............     (16,568)          --        (2,829)(g)    (19,397)
                          ----------     --------       -------     ----------
Net income available to
 common shareholders....  $   38,728     $    757       $10,167     $   49,652
                          ==========     ========       =======     ==========
Basic earnings per
 share:
  Income before
   extraordinary loss...  $     0.79                                $     0.78
  Extraordinary loss,
   net of tax...........       (0.14)                                       --
                          ----------                                ----------
  Net income............  $     0.65                                $     0.78
                          ==========                                ==========
  Weighted average
   shares outstanding...      59,234                                    63,944 (h)
Diluted earnings per
 share:
  Income before
   extraordinary loss...  $     0.77                                $     0.75
  Extraordinary loss,
   net of tax...........       (0.14)                                       --
                          ----------                                ----------
  Net income............  $     0.63                                $     0.75
                          ==========                                ==========
  Weighted average
   shares outstanding...      61,089                                    65,799 (h)

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(a)  Includes depreciation and amortization expense for the year ended December
     31, 2000 which totaled $65.1 million and $70.5 million on a historical and pro forma basis, respectively.
(b) Represents an adjustment for amortization of goodwill and other intangible assets to reflect amortization as if the merger had occurred as of January 1, 2000.
(c) Represents adjustments for merger and related charges of $7.8 million incurred for Building One severance and office closing costs directly attributable to the merger. These costs included the closing of the Building One corporate headquarters and the resulting consolidation with the GroupMAC corporate office, and severance of substantially all Building One corporate office employees. The positions eliminated were communicated prior to the merger and no replacement positions have been added.
(d) Represents the adjustment necessary to reflect the net decrease in interest expense primarily related to retiring convertible debt of Building One through the issuance of convertible preferred stock in connection with the merger.
(e) Reflects the incremental provision for federal and state income taxes related to the reduction in merger and related costs and interest expense discussed in notes (c) and (d).
(f) Represents an adjustment for extraordinary loss resulting from the write off of deferred debt issuance costs related to Building One debt, net of tax benefit. These debt instruments were retired as a part of the merger financing, including the issuance of convertible preferred stock.
(g) Represents an adjustment for convertible preferred stock dividends to reflect the dividends that would have been recognized if the convertible preferred stock issued pursuant to the merger had been outstanding since January 1, 2000.
(h) Pro forma weighted average shares outstanding include the shares deemed issued in the merger as if the merger had occurred as of January 1, 2000.

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